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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2016

Yum China Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37762 (Commission File Number)	81-2421743 (I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People's Republic of China
(Address, including zip code, of principal executive offices)

(888) 298-6986
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

        On October 31, 2016, Yum! Brands, Inc. ("YUM") completed the spin-off (the "Spin-Off") of its business in the People's Republic of China through a dividend of all of the issued and outstanding common stock, par value $0.01 per share (the "Common Stock"), of Yum China Holdings, Inc. ("Yum China" or the "Company") to YUM's shareholders of record as of the close of business on October 19, 2016 (the "Record Date"). Each YUM shareholder of record on the Record Date received one share of Common Stock for each share of YUM common stock held on the Record Date (the "Distribution"). As of November 1, 2016, Yum China had approximately 382.9 million shares outstanding, including the approximately 19.1 million shares issued to the Investors described in Item 3.02 below.

        Yum China filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the "SEC") describing the Spin-Off, which Registration Statement was declared effective on October 7, 2016. Yum China is now an independent company, and the Common Stock is listed on the New York Stock Exchange under the symbol "YUMC." Yum China's Information Statement, dated October 7, 2016 (the "Information Statement"), which describes for stockholders the details of the Spin-Off and provides information as to the business and management of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Information Statement was first made available to YUM's shareholders on or about October 10, 2016.

Agreements with Yum Brands, Inc.

        On October 31, 2016, Yum China entered into a separation and distribution agreement (the "Separation and Distribution Agreement") with Yum Restaurants Consulting (Shanghai) Company Limited and YUM, pursuant to which YUM's existing business in the People's Republic of China was separated from the remainder of YUM's businesses (the "Separation").

        In connection with the Spin-Off and the Separation and Distribution Agreement, on October 31, 2016, Yum China (or certain of its subsidiaries) entered into various additional agreements with YUM (or certain of its subsidiaries) to provide a framework for Yum China's relationship with YUM after the Spin-Off, including the following agreements:

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  a Master License Agreement;

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  a Tax Matters Agreement;

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  an Employee Matters Agreement;

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  a Transition Services Agreement;

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  a Name License Agreement; and

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  a Guaranty of Master License Agreement.

        Summaries of these agreements (including the Separation and Distribution Agreement) can be found in the Information Statement under the section entitled "Certain Relationships and Related Person Transactions." Those summaries are incorporated by reference into this Item 1.01 as if restated in full herein. The summaries of those agreements set forth under this Item 1.01 are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Rights Agreement

        On October 27, 2016, a duly authorized committee of the Board of Directors (the "Board") of Yum China declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock and adopted a stockholder rights plan, as set forth in the Rights Agreement, dated as of October 27, 2016 (the "Rights Agreement"), by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent. The dividend was payable at 5:01 p.m., New York City time, on October 27, 2016 to the Company's sole stockholder of record as of such time.

        The committee adopted the Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group that acquires 15% (or 19.9% in the case of the Investors described below) or more of the outstanding Common Stock without the approval of the Board. The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

        A summary of the terms of the Rights Agreement follows.

        The Rights.    The Board authorized the issuance of a Right with respect to each outstanding share of Common Stock on October 27, 2016. The Rights will initially trade with, and will be inseparable from, the Common Stock. The Rights are evidenced only by certificates (or, in the case of uncertificated shares, by notations in the book-entry account system) that represent shares of Common Stock. New Rights will accompany any new shares of Common Stock that Yum China issues after the Record Date until the Rights Distribution Date described below or any earlier expiration of the Rights.

        Exercisability.    The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 15% (or 19.9% in the case of the Investors) or more of the outstanding Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting or liquidation rights.

        The date when the Rights become exercisable is referred to as the "Rights Distribution Date." Until that date, Common Stock certificates (or, in the case of uncertificated shares, notations in the book-entry account system) will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that Yum China will mail to all eligible holders of Common Stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

        Exercise Price.    Each Right will allow its holder to purchase from Yum China one one-hundredth of a share of Series A Junior Participating Preferred Stock ("Preferred Share") for $113.00 (the "Exercise Price"), once the Rights become exercisable. This fraction of a Preferred Share will give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock.

        Beneficial Ownership.    Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended—are treated as beneficial ownership of the number of shares of the Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Common Stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the rights plan are excepted from such imputed beneficial ownership.

        Shares held by Affiliates and Associates of a person, and Notional Common Shares held by counterparties to a Derivatives Contract (as such terms are defined in the Rights Agreement) with a person, will be deemed to be beneficially owned by that person.

Consequences of a Person or Group Becoming an Acquiring Person.

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  Flip In.  If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for the Exercise Price, purchase shares of the Common Stock with a market value of $226.00, based on the market price of the Common Stock prior to such acquisition.

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  Exchange.  After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Stock, the Board may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

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  Flip Over.  If the Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for the Exercise Price, purchase shares of the acquiring corporation with a market value of $226.00 based on the market price of the acquiring corporation's stock, prior to such merger.

Preferred Share Provisions.

        Each one one-hundredth of a Preferred Share, if issued:

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  will not be redeemable.

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  will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

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  will entitle holders upon liquidation either to receive $1.00 per share, or an amount equal to the payment made on one share of Common Stock, whichever is greater.

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  will have the same voting power as one share of Common Stock.

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  if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

        The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of Common Stock.

        Expiration.    The Rights will expire on October 27, 2017.

        Redemption.    The Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted in the event of any stock split of or stock dividends on the Common Stock.

        Anti-Dilution Provisions.    The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Stock. No adjustments to the Exercise Price of less than 1% will be made.

        Amendments.    The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. However, the Board may not cause a person or group to become an Acquiring Person by lowering the 15% threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

        The summary of the Rights Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement, which is attached hereto as Exhibit 4.1.

Shareholders Agreement

        On November 1, 2016, Yum China entered into a shareholders agreement with Pollos Investment L.P., an affiliate of Primavera Capital Group ("Primavera"), and API (Hong Kong) Investment Limited, an affiliate of Zhejiang Ant Small and Micro Financial Services Group Co., Ltd. ("Ant Financial" and together with Primavera, the "Investors"), in connection with the investment agreements described in Item 3.02 below. A summary of this agreement can be found in the Information Statement under the section entitled "Certain Relationships and Related Person Transactions—The Investment by the Investors—The Shareholders Agreement." That summary is incorporated by reference into this Item 1.01 as if restated in full herein and is qualified in its entirety by reference to the complete terms and conditions of the shareholders agreement, which is attached hereto as Exhibit 10.7.

Item 3.02    Unregistered Sales of Equity Securities.

        Pursuant to the investment agreements that Yum China and YUM entered into with each of Primavera and Ant Financial on September 1, 2016, Yum China issued 17,064,172.74 and 2,080,996.68 shares of Common Stock (together, the "Shares") to Primavera and Ant Financial, respectively, on November 1, 2016. The aggregate cash consideration received by Yum China from the Investors for the Shares, as well as for the right to receive warrants exercisable for additional shares of Common Stock (as described in the Information Statement), was $460 million. The number of Shares issued for such consideration is subject to adjustment as described in the Information Statement under the section entitled "Certain Relationships and Related Person Transactions—The Investment by the Investors—The Investment Agreements." That summary is incorporated by reference into this Item 3.02 as if restated in full herein and is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 10.8 and 10.9, respectively.

        The sale of the Shares was exempt from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the "Securities Act"). Each of the Investors represented to Yum China that such Investor was an accredited investor and was acquiring the Shares for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof, that such Investor had no present intention or plan to effect any distribution of the Shares, and that such Investor could bear the risks of the investment and afford a complete loss of its investment. The Investors received written disclosures that the Shares had not been registered under the Securities Act and that any resale must be made pursuant to a registration statement or an available exemption from such registration.

Item 3.03    Material Modification to Rights of Security Holders.

        The information set forth under "Rights Agreement" in Item 1.01 and in Item 5.03 are incorporated into this Item 3.03 by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Effective October 31, 2016, the Board expanded its size from three directors to ten directors. Effective concurrently with the Distribution on October 31, 2016, each of Peter A. Bassi, Christian L. Campbell, Ed Yiu-Cheong Chan, Edouard Ettedgui, Louis T. Hsieh, Fred Hu, Ruby Lu, Muktesh "Micky" Pant and Zili Shao were appointed as a director of Yum China, except that Fred Hu was appointed effective November 2, 2016. Fred Hu was appointed as a director pursuant to the terms of the shareholders agreement described in Item 1.01. Upon his appointment to the Board, Fred Hu will serve as Chairman of the Board.

        Jeffrey Stearman and Monica Plymale, who had been serving as members of the Board, ceased to be directors of Yum China effective concurrently with the Distribution on October 31, 2016. Jonathan S. Linen, who had been appointed to the Board effective October 12, 2016, remains on the Board and will continue to serve as a director of Yum China following the Distribution.

        The members of the Board have each been assigned to a class with an initial term expiring as of Yum China's annual meeting of stockholders in the year indicated next to such director's name:

Name	Class—Year Initial Term Expires
Peter A. Bassi	Class I—2017
Christian L. Campbell	Class III—2019
Ed Yiu-Cheong Chan	Class I—2017
Edouard Ettedgui	Class I—2017
Louis T. Hsieh	Class II—2018
Fred Hu	Class III—2019
Jonathan S. Linen	Class II—2018
Ruby Lu	Class III—2019
Muktesh "Micky" Pant	Class II—2018
Zili Shao	Class III—2019

        Effective as of the Distribution, or as of November 2, 2016 in the case of Fred Hu, the committees of the Board consist of the following members: Yum China's Audit Committee consists of Peter A. Bassi, Ed Yiu-Cheong Chan, Louis T. Hsieh and Ruby Lu; Yum China's Compensation Committee consists of Edouard Ettedgui, Jonathan S. Linen and Zili Shao; and Yum China's Nominating and Governance Committee consists of Fred Hu, Jonathan S. Linen, Zili Shao and Ruby Lu.

Indemnification Agreements

        In connection with the appointment of the Yum China directors, Yum China entered into an indemnification agreement with each director of the Board (the "Indemnification Agreements"). The Indemnification Agreements require Yum China to indemnify directors to the fullest extent permitted under applicable law against liability that may arise by reason of their service to Yum China and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        The form of the Indemnification Agreements is attached hereto as Exhibit 10.10 and is incorporated into this Item 5.02 by reference.

Non-Employee Director Compensation

        The non-employee members of the Board will each be compensated with an annual retainer equal to $225,000, payable in Common Stock or, if requested by a director, up to one-half in cash. In addition, the Chairman of the Board will receive an additional annual cash retainer of $225,000. Each committee chairperson will also receive an annual stock retainer equal to $20,000, $15,000 or $10,000 for the Audit Committee, Compensation Committee and Nominating and Governance Committee, respectively.

Employment Agreement with Micky Pant

        On October 31, 2016, the Company entered into a letter of understanding providing for the terms of Micky Pant's employment as Chief Executive Officer of the Company. The letter provides for a base salary of $1,100,000 and a target bonus equal to 130% of base salary. In addition, the letter specifies that Mr. Pant will receive a founder's equity grant consisting of a stock appreciation right award with a value of $1,500,000 and a four-year vesting schedule, and a restricted stock unit award with a value of $1,500,000 and a three-year vesting schedule. Mr. Pant will receive various additional benefits including transportation, housing, group insurance and retirement, home leave and tax preparation services. Mr. Pant will also participate in a tax equalization program designed to ensure that his income tax liability approximates what he would incur if he were employed in the United States. Finally, the letter agreement includes a covenant whereby Mr. Pant agrees not to compete with the Company for a three-year period following the termination of his employment.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Effective as of October 31, 2016, Yum China amended and restated its Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") and its bylaws (the "Amended and Restated Bylaws"). The Amended and Restated Certificate of Incorporation incorporates the terms of the Certificate of Designations filed by Yum China with the Secretary of State of the State of Delaware on October 27, 2016, which designated the rights, preferences and privileges of 10,000,000 shares of a series of Yum China's preferred stock, par value $0.01 per share, designated as Series A Junior Participating Preferred Stock.

        A description of certain material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled "Description of Capital Stock," which is incorporated into this Item 5.03 by reference as if restated herein in full. The summary is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated in this Item 5.03 by reference.

Item 5.05    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

        On October 26, 2016, a duly authorized committee of the Board approved a Code of Conduct, applicable to all employees of Yum China and its subsidiaries and to all directors of Yum China. A copy of the Code of Conduct is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 8.01    Other Events

        On November 1, 2016, Yum China issued a press release announcing the completion of the Separation and Distribution. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

        (d)    Exhibits.    The following exhibits are provided as part of this Form 8-K:

Exhibit No.		Exhibit
2.1	*	Separation and Distribution Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc, Yum Restaurants Consulting (Shanghai) Company Limited and Yum China Holdings, Inc.
3.1		Amended and Restated Certificate of Incorporation of Yum China Holdings, Inc.
3.2		Amended and Restated Bylaws of Yum China Holdings, Inc.
4.1
Rights Agreement, dated as of October 27, 2016, by and between Yum China Holdings, Inc. and American Stock Transfer & Trust Company, LLC as rights agent (incorporated by reference to Exhibit 4.1 to Yum China Holdings, Inc.'s Registration Statement on Form 8-A filed on October 27, 2016).
10.1		Master License Agreement, dated as of October 31, 2016, by and between Yum! Restaurants Asia Pte. Ltd. and Yum Restaurants Consulting (Shanghai) Company Limited.
10.2		Tax Matters Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and Yum Restaurants Consulting (Shanghai) Company Limited.
10.3		Employee Matters Agreement, dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.
10.4		Transition Services Agreement, dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.

Exhibit No.	Exhibit
10.5	Name License Agreement dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.
10.6	Guaranty of Master License Agreement, dated as of October 31, 2016, by Yum China Holdings, Inc.
10.7	Shareholders Agreement, dated as of November 1, 2016, by and among Yum China Holdings, Inc., Pollos Investment L.P. and API (Hong Kong) Investment Limited.
10.8
Investment Agreement, dated as of September 1, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and Pollos Investment L.P. (incorporated by reference to Exhibit 10.11 to Yum China Holdings, Inc.'s Registration Statement on Form 10, filed on September 16, 2016).
10.9
Investment Agreement, dated as of September 1, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and API (Hong Kong) Investment Limited (incorporated by reference to Exhibit 10.12 to Yum China Holdings, Inc.'s Registration Statement on Form 10, filed on September 16, 2016).
10.10	Form of Yum China Holdings, Inc. Indemnification Agreement.
10.11	Letter of Understanding, dated as of October 28, 2016, by and between Yum China Holdings, Inc. and Micky Pant.
14.1	Yum China Holdings, Inc. Code of Conduct.
99.1	Information Statement of Yum China Holdings, Inc., dated October 7, 2016.
99.2	Press Release of Yum China Holdings, Inc., dated November 1, 2016.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.
Date: November 1, 2016	By:	/s/ MICKY PANT
		Name:	Micky Pant
		Title:	Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.		Exhibit
2.1	*	Separation and Distribution Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc, Yum Restaurants Consulting (Shanghai) Company Limited and Yum China Holdings, Inc.
3.1		Amended and Restated Certificate of Incorporation of Yum China Holdings, Inc.
3.2		Amended and Restated Bylaws of Yum China Holdings, Inc.
4.1
Rights Agreement, dated as of October 27, 2016, by and between Yum China Holdings, Inc. and American Stock Transfer & Trust Company, LLC as rights agent (incorporated by reference to Exhibit 4.1 to Yum China Holdings, Inc.'s Registration Statement on Form 8-A filed on October 27, 2016).
10.1		Master License Agreement, dated as of October 31, 2016, by and between Yum! Restaurants Asia Pte. Ltd. and Yum Restaurants Consulting (Shanghai) Company Limited.
10.2		Tax Matters Agreement, dated as of October 31, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and Yum Restaurants Consulting (Shanghai) Company Limited.
10.3		Employee Matters Agreement, dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.
10.4		Transition Services Agreement, dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.
10.5		Name License Agreement dated as of October 31, 2016, by and between Yum! Brands, Inc. and Yum China Holdings, Inc.
10.6		Guaranty of Master License Agreement, dated as of October 31, 2016, by Yum China Holdings, Inc.
10.7		Shareholders Agreement, dated as of November 1, 2016, by and among Yum China Holdings, Inc., Pollos Investment L.P. and API (Hong Kong) Investment Limited.
10.8
Investment Agreement, dated as of September 1, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and Pollos Investment L.P. (incorporated by reference to Exhibit 10.11 to Yum China Holdings, Inc.'s Registration Statement on Form 10, filed on September 16, 2016).
10.9
Investment Agreement, dated as of September 1, 2016, by and among Yum! Brands, Inc., Yum China Holdings, Inc. and API (Hong Kong) Investment Limited (incorporated by reference to Exhibit 10.12 to Yum China Holdings, Inc.'s Registration Statement on Form 10, filed on September 16, 2016).
10.10		Form of Yum China Holdings, Inc. Indemnification Agreement.
10.11		Letter of Understanding, dated as of October 28, 2016, by and between Yum China Holdings, Inc. and Micky Pant.
14.1		Yum China Holdings, Inc. Code of Conduct.
99.1		Information Statement of Yum China Holdings, Inc., dated October 7, 2016.
99.2		Press Release of Yum China Holdings, Inc., dated November 1, 2016.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

QuickLinks

  Item 1.01 Entry Into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 3.03 Material Modification to Rights of Security Holders.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX